BRAZOS MUTUAL FUNDS

                        Supplement dated January 26, 2004
                        to Prospectus dated April 1, 2003


Growth Portfolio (formerly the Multi Cap Portfolio)

     Effective on January 26, 2004, the name of the Multi Cap Portfolio has been changed to the Growth Portfolio. All references in the prospectus to the Multi Cap Portfolio should now be considered as referencing the Growth Portfolio. The name change has no effect on the operations of the Portfolio.

Real Estate Securities Portfolio

     The Board of Trustees (the "Board") of Brazos Mutual Funds (the "Trust") has approved a recommendation by John McStay Investment Counsel, L.P. ("JMIC") to operate the Brazos Real Estate Securities Portfolio (the "Portfolio") as an index fund. In this connection, the Board also has approved AIG Global Investment Corp. ("AIGGIC") to serve as subadviser for the Portfolio to manage its day-to-day investments. These changes will result in a reduction in advisory fees.

     To implement these changes promptly, the Board has terminated the prior investment advisory agreement between the Portfolio and JMIC ("Former Agreement") and approved a new interim investment advisory agreement with JMIC ("Interim Agreement") and an interim investment subadvisory agreement ("Interim Subadvisory Agreement") between JMIC and AIGGIC, (collectively referred to as the "Interim Agreements"). These Interim Agreements, which become effective on January 26, 2004, were approved in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended.

     Under the Interim Agreement, JMIC serves as manager and investment adviser for the Portfolio and provides portfolio management oversight of the Portfolio's assets managed by AIGGIC, rather than directly managing the Portfolio's assets. The compensation under the Interim Agreement will be less than the compensation JMIC would have received under the Former Agreement due to the decision to operate the Portfolio as an index fund. Under the Interim Subadvisory Agreement, AIGGIC provides the Portfolio with a continuous investment program over the Portfolio's assets for which JMIC, and not the Portfolio, pays AIGGIC an annual fee.

     Under Rule 15a-4, the Interim Agreements typically will terminate by June 21, 2004. Thus, the Board will ask shareholders to approve a new investment advisory agreement ("Proposed Agreement") between the Portfolio and JMIC and an investment subadvisory agreement ("Subadvisory Agreement") between JMIC and AIGGIC, with respect to the Portfolio.

     The Proposed Agreement and Subadvisory Agreement will be submitted to shareholders of the Portfolio at a meeting that is expected to be held on or about March 26, 2004. The Proposed Agreement and Subadvisory Agreement will become effective upon shareholder approval. More information regarding the Proposed Agreement and the Subadvisory Agreement will be provided to shareholders in proxy solicitation materials that are expected to be mailed in February 2004.

     AIGGIC anticipates that there will be some adjustments to the Portfolio's holdings in order to reflect its new status as an index fund. As a result, during this period, the Portfolio may experience higher portfolio turnover and related transaction costs than normal. In addition, the Portfolio may realize capital gains when positions are sold. These realized capital gains may increase the Portfolio's taxable dividends for the current year.

     As a result of these changes, the prospectus for the Portfolio is revised as follows.

     Investment Policies and Strategies

     The first paragraph under the "Investment Policies and Strategies" heading for the Portfolio is revised as follows:

     The Brazos Real Estate Securities Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in companies principally engaged in the real estate industry. In implementing this policy, the Portfolio will seek to track the performance of the Morgan Stanley REIT index, an index tracking the performance of publicly traded equity real estate investment trusts ("REITs"). Thus, the Portfolio intends to invest principally in the securities of REITs included in this index.

     The  following  is  added  under  the  heading  "Investment   Policies  and
Strategies":

     An index fund generally tries to mirror a target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are often called tracking differences. Since it may not be possible to invest in every stock included in an index, or in the same proportions, the Portfolio may, alternatively, invest in a sampling of stocks in the index selected using a statistical sampling technique known as "optimization." Sampling techniques such as optimization offer an efficient strategy to mirror an index, but may also increase tracking differences if the sampled stocks do not accurately reflect the industry weightings, market capitalizations or other fundamental characteristics of those in the index as a whole.

     The second, third and fourth paragraphs under this heading are no longer applicable.

     Risks

     The following additional risks apply to investments in REITs and index funds:

     Investments in REITs, which tend to be small-to-middle capitalization stocks, may trail returns of the overall stock market and may be more volatile than the performance of larger company stocks.

     An index fund is managed to an index. Therefore, the Portfolio's performance will be closely tied to the index. If the index goes down, it is likely that the Portfolio's performance will also go down. AIGGIC will not sell securities in the portfolio or buy different securities over the course of a year other than in conjunction with changes in the index, even if there are adverse developments concerning a particular security, company or industry.

     Fees and Expenses

     Under the Interim Agreement and the Proposed Agreement, the annualized advisory fee paid to JMIC by the Portfolio is reduced from 0.90% to 0.40% of the Portfolio's average daily net assets. As a result, the overall expenses of the Portfolio are expected to decrease.

     Information About the Adviser and the Subadviser

     The following is added at the end of the discussion in the prospectus regarding the Adviser:

     With respect to the Real Estate Securities Portfolio, JMIC provides investment management services pursuant to the Interim Agreement. Under this agreement, JMIC is responsible for managing the business and affairs of the Portfolio, subject to the authority of, and supervision by, the Board of Trustees. JMIC has entered into the Interim Subadvisory Agreement, under which AIGGIC provides day-to-day discretionary management of the Portfolio's assets in accordance with the Portfolio's investment objectives, policies, and restrictions, subject to the general supervision of the Board and JMIC.

     The Interim Agreements are expected to be in effect until the earlier of June 21, 2004 or the date upon which shareholders of the Portfolio approve the Proposed Agreement and the proposed Subadvisory Agreement. These agreements will be submitted to shareholders of the Portfolio for approval at a meeting that is expected to be held on or about March 26, 2004.

     AIGGIC is an SEC-registered investment adviser with its principal place of business located at 175 Water Street, 25th Floor, New York, New York 10038. AIGGIC is an indirect wholly-owned subsidiary of American International Group, Inc.("AIG"). AIGGIC is an affiliate of JMIC. AIGGIC has extensive experience in providing indexing services to clients. As of December 31, 2003, AIGGIC and its affiliated managers had approximately $395 billion of assets under management, approximately $58 billion of which relate to assets of non-AIG clients and as of November 30, 2003, had approximately $6.5 billion of assets under management in client accounts that track a particular index. AIGGIC is compensated by JMIC from the fees that JMIC receives from the Portfolio. AIGGIC will manage the Portfolio using a team approach.

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